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                            WASHINGTON, D.C.  20549

                                  -----------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 18, 2000
                       (Date of earliest event reported)

                      Terra Nova (Bermuda) Holdings Ltd.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Bermuda                      1-13832                     N/A
---------------            ----------------          -------------------
(State or other            (Commission File          (I.R.S. Employer
jurisdiction of             Number)                   Identification No.)
incorporation)


         Richmond House, 12 Par-la-Ville Road, Hamilton, HM08, Bermuda
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                (441)  292-7731


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Item 5.   Other Information.
          -----------------

        On February 18, 2000, Terra Nova (Bermuda) Holdings Ltd. issued a press release, a copy of which is attached as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

99.1    Press release of Terra Nova (Bermuda) Holdings Ltd. dated February 18,
        2000.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               TERRA NOVA (BERMUDA) HOLDINGS LTD.
               (Registrant)


               By:  /s/  Jean M. Waggett
                  ------------------------
               Name:  Jean M. Waggett
               Title: Senior Vice President
                      and General Counsel

Date:  February 22, 2000


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                                 EXHIBIT INDEX

Exhibit
Number           Exhibit                                      Page
-------          -------                                      ----

99.1             Press release of Terra Nova (Bermuda)
                 Holdings Ltd. dated February 18, 2000.

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